SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

February 28, 2000

Dear Shareholders:

We are pleased to provide this semi-annual report for Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("Trust") as of January 31, 2000. Included are a market commentary and a statement of the Trust's investments and financial statements for the six months ended January 31, 2000.

During the six months ended January 31, 2000, the net asset value of the Trust increased from $8.82 per share to $9.27 per share. Dividends from net investment income totaling $0.50 per share were paid during this period. Assuming the reinvestment of these dividends in additional shares of the Trust, the net asset value return for the six months ended January 31, 2000, was 10.96%. In comparison, the JP Morgan Emerging Markets Bond Index Plus (EMBI+) returned 14.04% and the Salomon Smith Barney Mortgage Index returned 1.15% for the same time period.

EMERGING MARKETS DEBT SECURITIES

Emerging markets debt returned 14.04% for the six months ended January 31, 2000. Individual country returns varied widely with Russia appreciating over 34% and Ecuador declining over 21%. Index spreads tightened by over 240 basis points during the six-month period ended January 31, 2000 at 904 basis points over Treasuries.

While emerging market fundamentals were stable to improving over the past six months, the market was preoccupied with U.S. interest rates. The Federal Reserve Board ("Fed") increased U.S. short-term interest rates three times from August 1999 until early February 2000, moving short rates from 5.00% to 5.75%. The Fed also changed its future bias toward tightening during the period, creating some additional uncertainty in the market. Concerns about the direction of U.S. interest rates impacted returns in emerging markets debt in August and November 1999 and again in January 2000. An index of U.S. Treasuries with comparable maturities to emerging markets debt declined by 1.1% over the six months ended January 31, 2000. This relatively poor performance of the Treasury market negatively impacted the collateralized Brady bonds in the Trust's portfolio. According to the terms of the Trust's prospectus, these collateralized bonds, which are backed by U.S. government zero-coupon bonds, account for over 40% of the Trust's portfolio.

The fundamental and technical outlook for emerging markets debt improved over the past six months. Rising commodity prices, particularly oil prices, aided the fundamental outlook in oil producing countries including Russia, Venezuela and Mexico. The dramatic rise in oil prices has had an important positive impact on the fiscal budgets of all oil producing countries. The improving fundamental picture has attracted additional investment capital into the market. This inflow of capital has helped the technical position of the market. Trading volumes have improved over the past few months and market volatility has declined markedly from the

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

levels earlier in the year. In response to the improved fundamental and technical outlook, a number of countries have come to market with Brady bond exchange offers and new debt issues. These offers have generally been attractively priced and have been well received by the market.

Russia dominated market returns over the past six months, returning 34.92% during the period. Rising commodity prices supported Russia's fundamental outlook. In addition, the country made unexpectedly rapid progress in its debt restructuring talks with the London Club of official creditors. In early February, Russia reached an agreement with the London Club to restructure defaulted Soviet-era debt. The agreement helps open the way for Russia to return to the capital markets presumably in 2001, when they refinance a maturing issue of Eurobonds.

Brazil (up 17.53%), Bulgaria (up 19.75%) and Morocco (up 14.39%) joined Russia as the only countries to out-perform the market during the past six months. Improving fundamentals drove returns in each of these countries, although their returns were not dramatically higher than five other Index countries with double-digit returns (see table below). All Index countries except Ecuador had positive returns for the past six months.

RETURNS OF EMBI+ COUNTRIES
SIX-MONTH PERIOD ENDED JANUARY 31, 2000

Russia...............   34.92%
Argentina............   13.42
Venezuela............   10.67
Poland...............    3.27
Bulgaria.............   19.75
Peru.................   13.06
Panama...............    9.10
Philippines..........    2.53
Brazil...............   17.53
Mexico...............   11.74
Nigeria..............    5.26
Ecuador..............  (21.38)
Morocco..............   14.39
Colombia.............   11.42
S. Korea.............    4.55
EMBI+................   14.04

For illustrative purposes only and not representative of performance of the Trust during this period.

Ecuador defaulted on the August coupon payment on its Brady bonds, marking the first default on a Brady issue since the program was established in the early 1990s. The country has struggled in recent years with weak agricultural commodity prices and the effects of the changing El Nino weather patterns. In addition, a failure by the administration and Congress to create a working coalition has effectively blocked some badly needed reform legislation. Ecuador is currently working with the International Monetary Fund ("IMF") to develop a revised program which will be the basis for discussions with creditors. Ecuador's Brady bonds traded down dramatically after the default. For the six-month period ended January 31, 2000, Ecuador declined 21.38%.

The outlook for emerging markets debt continues to be attractive with spreads of approximately 800 basis points over U.S. Treasuries. We remain fully invested in our emerging markets debt allocation.

MORTGAGE-BACKED SECURITIES

The U.S. agency mortgage-backed securities market as measured by the Salomon Smith Barney Mortgage Index returned a very modest 1.15% for the six months ended January 31, 2000.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

Performance of U.S. agency mortgage-backed securities, which the Trust had approximately 41.3% of its assets as of January 31, 2000, was hampered by rising U.S. interest rates during the last six months. Despite Y2K fears, the U.S. economy remained particularly robust over this time period. With unemployment levels reaching decade lows and U.S. stocks rallying to new highs, the Fed attempted to slow the economy and raised interest rates by 50 basis points in two 25 basis point moves over the past six months. Although performance of U.S. agency mortgage securities was very modest relative to U.S. Treasuries they performed very well. For the six-month period ended January 31, 2000, the Salomon Smith Barney Treasury Index returned 0.32%.

We continue to pursue the Trust's strategy of investing in a broadly diversified portfolio of fixed-income securities, which have been issued by the U.S. government or its agencies or issued by foreign governments and collateralized by U.S. government securities. This strategy has worked well, as the correlation between U.S. Governments and Foreign Governments of our choosing have been relatively low. For example, 1999 proved to be an especially good year for the debt of countries such as Brazil and Mexico, offsetting the somewhat disappointing results on U.S. government debt.

                                      * * *

In a continuing effort to provide timely information concerning the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Trust's portfolio holdings and allocations. For information concerning Salomon Brothers 2008 Worldwide stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the new century.

Sincerely,

/s/ HEATH B. McLENDON
HEATH B. McLENDON
Chairman and President

/s/ PETER J. WILBY
PETER J. WILBY
Executive Vice President

/s/ ROGER M. LAVAN
ROGER M. LAVAN
Executive Vice President

/s/ THOMAS K. FLANAGAN
THOMAS K. FLANAGAN
Executive Vice President

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

January 31, 2000


      FACE
     AMOUNT           SECURITY                                                           VALUE
----------------------------------------------------------------------------------------------
SOVEREIGN BONDS -- 54.3%
ARGENTINA -- 11.0%
                    Republic of Argentina:
$56,000,000         Discount Bond, Series L-GL, 6.875% due 3/31/23 (a)(b).......  $ 43,540,000
 22,260,000         Par Bond, Series L-GP, 6.000% due 3/31/23 (b)...............    14,288,138
                                                                                  ------------
                                                                                    57,828,138
                                                                                  ------------
BRAZIL -- 12.0%
                    Federal Republic of Brazil:
  1,162,538         C Bond, 8.000% due 4/15/14 (c)..............................       811,597
 10,375,000         DCB, Series L, 7.000% due 4/15/12 (a).......................     7,275,469
 38,750,000         Discount Bond, Series Z-L, 6.937% due 4/15/24 (a)(b)........    28,650,781
 16,144,500         EI Bond, Series L, 6.937% due 4/15/06 (a)(b)................    13,813,638
  2,000,000         NMB, Series L, 7.000% due 4/15/09 (a).......................     1,566,250
 17,450,000         Par Bond, Series Z-L, 5.750% due 4/15/24 (a)(b).............    10,775,375
                                                                                  ------------
                                                                                    62,893,110
                                                                                  ------------
BULGARIA -- 6.0%
                    Republic of Bulgaria:
 32,800,000         Discount Bond, Tranche A, 7.0625% due 7/28/24 (a)(b)........    25,953,000
  7,000,000         IAB, Series PDI, 7.0625% due 7/28/11 (a)....................     5,530,000
                                                                                  ------------
                                                                                    31,483,000
                                                                                  ------------
ECUADOR -- 2.3%
                    Republic of Ecuador:
  7,900,000         Discount Bond, 6.750% due 2/28/25 (a)(d)....................     3,002,000
 26,450,000         Par Bond, 4.000% due 2/28/25 (a)(d)(e)......................     9,009,531
                                                                                  ------------
                                                                                    12,011,531
                                                                                  ------------
IVORY COAST -- 1.1%
                    Republic of Ivory Coast:
 14,000,000         FLIRB, 2.000% due 3/29/18 (a)...............................     2,730,000
 12,993,750         PDI Bond, 2.000% due 3/29/18 (a)............................     3,118,500
                                                                                  ------------
                                                                                     5,848,500
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

January 31, 2000

      FACE
     AMOUNT           SECURITY                                                           VALUE
----------------------------------------------------------------------------------------------
MEXICO -- 7.9%
                    United Mexican States:
$12,750,000         Discount Bond, Series A, 6.9325% due 12/31/19 (a)(b)
                        (including 19,614,000 rights)...........................  $ 11,865,470
  4,950,000         Discount Bond, Series B, 6.9425% due 12/31/19 (a)
                        (including 7,615,000 rights)............................     4,606,594
    200,000         Discount Bond, Series D, 6.9025% due 12/31/19 (a)
                        (including 308,000 rights)..............................       186,125
  2,150,000         Par Bond, Series A, 6.250% due 12/31/19
                        (including 2,150,000 rights)............................     1,679,688
 29,850,000         Par Bond, Series B, 6.250% due 12/31/19 (b)
                        (including 29,850,000 rights)...........................    23,320,313
                                                                                  ------------
                                                                                    41,658,190
                                                                                  ------------
PANAMA -- 0.1%
    766,126         Republic of Panama, PDI Bond, 7.0625% due 7/17/16 (a)(c)....       606,676
                                                                                  ------------
PERU -- 1.9%
 23,000,000         Republic of Peru, Par Bond, 3.000% due 3/7/27 (a)(b)........    10,005,000
                                                                                  ------------
PHILIPPINES -- 2.4%
 14,500,000         Republic of the Philippines, Series B, 6.500% due 12/1/17
                      (a)(b)....................................................    12,470,000
                                                                                  ------------
RUSSIA -- 0.1%
                    Russia, Ministry of Finance, Global Bond:
    350,000         8.750% due 7/24/05 (e)......................................       223,353
    600,000         12.750% due 6/24/28.........................................       436,125
                                                                                  ------------
                                                                                       659,478
                                                                                  ------------
VENEZUELA -- 9.5%
                    Republic of Venezuela:
 15,238,031         DCB, Series DL, 7.000% due 12/18/07 (a)(b)..................    11,971,378
 41,000,000         Discount Bond, Series W-A, 7.000% due 3/31/20 (a)(b)
                        (including 292,740 warrants)............................    29,930,000
  6,500,000         Discount Bond, Series W-B, 6.875% due 3/31/20 (a)
                        (including 46,410 warrants).............................     4,745,000
  1,428,560         FLIRB, Series A, 6.875% due 3/31/07 (a).....................     1,127,670
  2,500,000         Par Bond, 6.750% due 3/31/20................................     1,681,250
                                                                                  ------------
                                                                                    49,455,298
                                                                                  ------------

                    TOTAL SOVEREIGN BONDS (Cost -- $264,609,896)................   284,918,921
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

January 31, 2000

      FACE
     AMOUNT           SECURITY                                                           VALUE
----------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 41.3%
                    Federal Home Loan Mortgage Corporation (FHLMC):
$11,500,000         6.500%, 30 Year, Gold (f)(g)................................  $ 10,676,945
  5,050,316         Series 1599, Class D, 6.500% due 6/15/19 (PAC I/O)..........       240,476
  1,923,022         Series 1610, Class PH, 6.500% due 3/15/19 (PAC I/O).........       142,957
  2,217,752         Series 1617, Class PF, 6.500% due 6/15/18 (PAC I/O).........        67,087
  2,686,346         Series 2062, Class PL, 6.500% due 10/15/16 (PAC I/O)........       450,802
 11,577,500         Series 2075, Class IC, 6.500% due 7/15/16 (PAC I/O).........     1,685,973
 12,665,698         Series 2086, Class PK, 6.500% due 5/15/18 (PAC I/O).........     1,373,437
 15,485,000         Series 2098, Class IB, 6.000% due 11/15/02 (PAC I/O)........     2,303,394
                    Federal National Mortgage Association (FNMA):
  2,000,000         6.000%, 30 Year (f)(g)......................................     1,799,360
 35,500,000         6.500%, 30 Year (f)(g)......................................    32,937,255
 93,000,000         7.000%, 30 Year (f)(g)......................................    88,611,330
 51,500,000         7.500%, 30 Year (f)(g)......................................    50,276,875
 20,000,000         8.000%, 30 Year (f)(g)......................................    19,943,600
  2,174,707         Trust 1993-183, Class EA, 6.500% due 3/25/17 (REMIC) (PAC
                      I/O)......................................................        75,136
  2,324,418         Trust 1993-189, Class PH, 6.500% due 2/25/19 (REMIC) (PAC
                      I/O)......................................................       175,784
  6,322,486         Trust 1998-15, Class PJ, 6.500% due 2/18/21 (REMIC) (PAC
                      I/O)......................................................       930,591
  5,032,766         Trust 1998-44, Class IA, 6.500% due 7/18/16 (REMIC) (PAC
                      I/O)......................................................       765,924
  4,026,309         Trust 1998-44, Class JB, 6.500% due 2/18/08 (REMIC) (PAC
                      I/O)......................................................       252,902
 10,000,000         Trust 1998-58, Class PD, 6.500% due 3/25/21 (REMIC) (PAC
                      I/O)......................................................     1,462,500
 16,217,041         Trust 1998-63, Class IA, 6.000% due 10/25/23 (REMIC) (PAC
                      I/O)......................................................     2,630,201
  1,600,000         Trust 1998-68, Class I, 6.500% due 12/25/19 (REMIC) (PAC
                      I/O)......................................................       216,000
                                                                                  ------------

                    TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $222,888,877).....   217,018,529
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

January 31, 2000


       FACE
     AMOUNT           SECURITY                                                           VALUE
----------------------------------------------------------------------------------------------
ZERO COUPON MUNICIPAL BONDS -- 4.4%
$11,200,000         Austin, Texas Utility System Revenue, Series A, due
                      11/15/08..................................................  $  6,869,408
                    Edinburg, Texas Cons. Independent School District:
  1,845,000         Due 2/15/08.................................................     1,177,055
  2,705,000         Due 2/15/09.................................................     1,621,864
  5,470,000         Harris County, Texas, due 8/15/08...........................     3,401,957
 10,535,000         Texas State Public Finance Authority Building Revenue, due
                      2/1/08....................................................     6,751,355
                    Westmoreland County, Pennsylvania:
  2,665,000           Series G, due 6/1/08......................................     1,672,421
  2,515,000           Series G, due 12/1/08.....................................     1,534,779
                                                                                  ------------

                    TOTAL ZERO COUPON MUNICIPAL BONDS (Cost -- $23,439,013).....    23,028,839
                                                                                  ------------

                    TOTAL INVESTMENTS -- 100% (Cost -- $510,937,786)............  $524,966,289
                                                                                  ============

--------------------------------------------------------------------------------

(a) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.
(b) Segregated as collateral for mortgage dollar rolls/TBAs outstanding at year end.
(c) Payment-in-kind security for which part of the income earned is capitalized as additional principal.
(d)  Bond in default.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f)  Mortgage dollar roll (See Note 4).
(g)  Security is issued on a to-be-announced ("TBA") basis (See Note 5).

     Abbreviations used in this schedule:
     C Bond  -- Capitalization Bond.
     DCB     -- Debt Conversion Bond.
     EI      -- Eligible Interest.
     FLIRB   -- Front Loaded Interest Reduction Bond.
     IAB     -- Interest in Arrears Bond.
     NMB     -- New Money Bond.
     PAC I/O -- Planned Amortization Class -- Interest Only.
     PDI     -- Past Due Interest.
     REMIC   -- Real Estate Mortgage Investment Conduit.
     TBA     -- To Be Announced Security.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (unaudited)

January 31, 2000

ASSETS:
  Investments, at value (Cost -- $510,937,786)..............  $524,966,289
  Interest receivable.......................................     7,718,269
  Prepaid expenses..........................................         6,855
                                                              ------------
  TOTAL ASSETS..............................................   532,691,413
                                                              ------------
LIABILITIES:
  Payable for securities purchased..........................   205,799,963
  Payable to bank...........................................     6,766,896
  Investment advisory fee payable...........................       164,219
  Administration fee payable................................        39,506
  Accrued expenses..........................................       108,877
                                                              ------------
  TOTAL LIABILITIES.........................................   212,879,461
                                                              ------------
  TOTAL NET ASSETS..........................................  $319,811,952
                                                              ============
NET ASSETS:
  Common stock ($0.001 par value, 200,000,000 shares
    authorized; 34,510,639 shares outstanding)..............  $     34,511
  Additional paid-in capital................................   323,533,363
  Undistributed net investment income.......................     6,618,367
  Accumulated net realized loss on investments..............   (24,402,792)
  Net unrealized appreciation of investments................    14,028,503
                                                              ------------
  TOTAL NET ASSETS..........................................  $319,811,952
                                                              ============
NET ASSET VALUE, PER SHARE ($319,811,952/34,510,639
  shares)...................................................         $9.27
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)

For the Six Months Ended January 31, 2000

INCOME:
  Interest..................................................  $ 17,760,222
                                                              ------------
EXPENSES:
  Investment advisory fees (Note 2).........................       955,056
  Administration fees (Note 2)..............................       230,391
  Audit and tax services....................................        35,287
  Custody...................................................        32,666
  Shareholder communications................................        30,246
  Legal fees................................................        25,204
  Shareholder and system servicing fees.....................        25,204
  Listing fees..............................................        16,391
  Directors' fees and expenses..............................        16,130
  Other.....................................................         6,614
                                                              ------------
  TOTAL EXPENSES............................................     1,373,189
                                                              ------------
NET INVESTMENT INCOME.......................................    16,387,033
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Net Realized Loss From Security Transactions..............    (7,861,543)
                                                              ------------
  Change in Net Unrealized Appreciation (Depreciation) of
    Investments:
    Beginning of Period.....................................   (10,138,052)
    End of Period...........................................    14,028,503
                                                              ------------
  INCREASE IN NET UNREALIZED APPRECIATION...................    24,166,555
                                                              ------------
NET GAIN ON INVESTMENTS.....................................    16,305,012
                                                              ------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 32,692,045
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE SIX
                                                                 MONTHS ENDED     FOR THE YEAR
                                                               JANUARY 31, 2000       ENDED
                                                                 (UNAUDITED)      JULY 31, 1999
-----------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................     $ 16,387,033     $ 33,190,478
    Net realized loss.......................................       (7,861,543)     (10,106,093)
    Increase in net unrealized appreciation
      (depreciation)........................................       24,166,555      (51,046,253)
                                                                 ------------     ------------
    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.......       32,692,045      (27,961,868)
                                                                 ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................      (17,224,260)     (30,231,322)
                                                                 ------------     ------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................      (17,224,260)     (30,231,322)
                                                                 ------------     ------------
    INCREASE (DECREASE) IN NET ASSETS.......................       15,467,785      (58,193,190)
NET ASSETS:
    Beginning of Period.....................................      304,344,167      362,537,357
                                                                 ------------     ------------
    END OF PERIOD*..........................................     $319,811,952     $304,344,167
                                                                 ============     ============
*Includes undistributed net investment income of:...........       $6,618,367       $7,455,594
                                                                 ============     ============

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS (unaudited)

For the Six Months Ended January 31, 2000

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of portfolio securities.......................  $(35,168,875)
    Proceeds from disposition of portfolio securities and
     principal paydowns.....................................    40,980,905
    Net sales of short-term portfolio securities............       909,000
                                                              ------------
                                                                 6,721,030
  Net investment income.....................................    16,387,033
  Adjustments to reconcile net investment income to net cash provided by operating activities:
    Amortization of net premium/discount on investments.....    (3,944,134)
    Capitalized income on payment-in-kind securities........       (26,683)
    Net change to receivables/payables related to
     operations.............................................    (1,510,546)
                                                              ------------
  NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES...........    17,626,700
                                                              ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
  Decrease in dollar roll transactions......................    (6,564,570)
  Cash dividends paid.......................................   (17,224,260)
                                                              ------------
  NET CASH FLOWS USED BY FINANCING ACTIVITIES...............   (23,788,830)
                                                              ------------
NET DECREASE IN CASH........................................    (6,162,130)
Payable to Bank, Beginning of Period........................      (604,766)
                                                              ------------
PAYABLE TO BANK, END OF PERIOD..............................  $ (6,766,896)
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("Trust") was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Trust commenced operations on August 27, 1993. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Trust's investment objective will be achieved.

The Trust will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Trust invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Trust's investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Trust's investment in such securities increases the risk that the Trust will return less than $10 per share in the year 2008. At January 31, 2000, a significant portion of the Trust's investments is in sovereign debt of emerging market countries. In addition, the Trust's investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Trust's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Trust values mortgage-backed and asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS.   Investment transactions are recorded on the trade
date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the effective interest method.

(c) FEDERAL INCOME TAXES.   The Trust has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Trust declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. The Trust currently intends to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero-coupon obligations of municipal issuers in which it invests but in no event greater than 10% of the Trust's net investment income per year.

(e) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Trust's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(f) CASH FLOW INFORMATION.   The Trust invests in securities and distributes net
investment income and net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

NOTE 2. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Trust has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc ("Adviser"), a wholly-owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), pursuant to which the Adviser acts as the Trust's investment adviser and is responsible for the management of the Trust's portfolio in accordance with the Trust's investment objectives and policies and for making decisions to buy, sell, or hold particular securities.

The Trust pays the Adviser a monthly fee for its advisory services at an annual rate of 0.60% of the value of the Trust's average weekly net assets. Pursuant to an administrative agreement dated September 1, 1995, the Adviser serves as Administrator and Prudential Mutual Fund Management, Inc. as Sub-administrator ("Sub-administrator"). Under an amended Agreement, the Trust pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Trust's average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At January 31, 2000, the Adviser owned 13,485 shares of the Trust.

NOTE 3. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

During the six months ended January 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including principal paydowns, but excluding short-term securities) were as follows:

Purchases...................................................  $35,168,876
                                                              ===========
Sales.......................................................  $37,556,352
                                                              ===========

At January 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $ 27,990,095
Gross unrealized depreciation...............................   (13,961,592)
                                                              ------------
Net unrealized appreciation.................................  $ 14,028,503
                                                              ============

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

NOTE 4. BORROWINGS

DOLLAR ROLLS.   The Trust enters into dollar rolls in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. At January 31, 2000, the Trust has outstanding net contracts to repurchase mortgage-backed securities of $205,799,962 for a scheduled settlement of February 14, 2000. During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the six months ended January 31, 2000 was $193,583,115.

NOTE 5. SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

The Trust may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Trust commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Trust, normally 15 to 45 days later. Beginning on the date the Trust enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At January 31, 2000, the Trust held TBA securities with a total cost of $211,596,368.

NOTE 6. EVENTS SUBSEQUENT TO JANUARY 31, 2000

Subsequent to January 31, 2000, the Board of Directors of the Trust declared dividends of $0.073 per common share payable February 25, 2000 and March 31, 2000 to shareholders of record on February 15, 2000 and March 14, 2000, respectively.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-------------------------------------
FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, EXCEPT WHERE NOTED:

                                                            2000(1)      1999(2)    1998      1997     1996     1995
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................   $  8.82      $ 10.51   $ 11.16   $ 8.76   $ 7.57   $ 7.75
                                                            -------      -------   -------   ------   ------   ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..................................      0.47         0.96      0.91     1.00     0.94     0.89
  Net realized and unrealized gain (loss)................      0.48        (1.77)    (0.61)    2.31     1.12    (0.19)
                                                            -------      -------   -------   ------   ------   ------
  Total Income (Loss) From Operations....................      0.95        (0.81)     0.30     3.31     2.06     0.70
                                                            -------      -------   -------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................     (0.50)       (0.88)    (0.95)   (0.91)   (0.87)   (0.88)
                                                            -------      -------   -------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD...........................   $  9.27      $  8.82   $ 10.51   $11.16   $ 8.76   $ 7.57
                                                            =======      =======   =======   ======   ======   ======
MARKET PRICE PER SHARE, END OF PERIOD....................   $7.9375      $9.4375   $9.6875   $9.875   $8.625   $7.875
                                                            =======      =======   =======   ======   ======   ======
TOTAL RETURN(3)..........................................    (10.88)%++     7.08%     7.95%   26.20%   21.39%   12.05%
RATIOS TO AVERAGE NET ASSETS:
  Expenses...............................................      0.86%+       0.87%     0.90%    0.93%    1.01%    1.01%
  Net investment income..................................     10.28%+      10.34%     8.38%   10.11%   11.27%   12.20%
SUPPLEMENTAL DATA:
  Net assets, end of period (millions)...................      $320         $304      $363     $385     $302     $261
  Average net assets (millions)..........................      $315         $321      $374     $340     $287     $251
  Portfolio turnover rate................................         7%          37%       34%      30%      32%      52%
  Asset coverage to dollar rolls outstanding
    at end of period.....................................       255%*        262%*     273%*    316%     320%     302%
  Total mortgage dollar rolls outstanding
    at end of period (millions)..........................      $206         $188      $209     $178     $137     $129

--------------------------------------------------------------------------------

(1)  For the six months ended January 31, 2000 (unaudited).
(2)  For the year ended July 30, 1999.
(3)  Total investment return is calculated assuming a purchase of common stock at the current market price on the first day
     and a sale at the current market price on the last day of
     each year reported. For purposes of this calculation,
     dividends are assumed to be reinvested at prices obtained
     under the Trust's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
 ++  Total return is not annualized, as it may not be
     representative of the total return for the year.
 +   Annualized.
 *   Securities have been segregated to cover all outstanding
     mortgage dollar rolls at year-end.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)

                                                                                            NET INCREASE
                                                                NET REALIZED AND            (DECREASE) IN
                                        NET INVESTMENT             UNREALIZED                NET ASSETS
                                            INCOME                 GAIN (LOSS)             FROM OPERATIONS
                                     ---------------------   -----------------------   -----------------------
                          TOTAL                     PER                       PER                       PER
  QUARTERLY PERIOD       INCOME        AMOUNT      SHARE        AMOUNT       SHARE        AMOUNT       SHARE
--------------------------------------------------------------------------------------------------------------
August 1, 1997
 to October 31, 1997   $ 9,048,527   $8,154,274    $0.24     $(29,740,658)   $(0.86)   $(21,586,384)   $(0.63)
November 1, 1997
 to January 31, 1998     8,981,298    8,128,516     0.23       22,838,755      0.66      30,967,271      0.90
February 1, 1998
 to April 30, 1998       8,447,475    7,577,564     0.22        2,798,247      0.08      10,375,811      0.30
May 1, 1998
 to July 31, 1998        8,218,403    7,454,560     0.22      (16,808,609)    (0.49)     (9,354,049)    (0.27)
August 1, 1998
 to October 31, 1998     8,054,107    7,309,404     0.21      (45,868,771)    (1.33)    (38,559,367)    (1.12)
November 1, 1998
 to January 31, 1999     9,266,981    8,530,558     0.25       (4,932,601)    (0.15)      3,597,957      0.10
February 1, 1999
 to April 30, 1999       9,514,167    8,766,158     0.25       25,700,672      0.75      34,466,830      1.00
May 1, 1999
 to July 30, 1999        9,157,752    8,584,358     0.25      (36,051,646)    (1.04)    (27,467,288)    (0.79)
July 31, 1999
 to October 29, 1999     9,186,826    8,530,115     0.24       16,418,596      0.48      24,948,711      0.72
October 30, 1999
 to January 31, 2000     8,573,396    7,856,918     0.23         (113,584)    (0.00)*     7,743,334      0.23


                           DIVIDENDS AND
                           DISTRIBUTIONS           SHARE PRICE
                       ----------------------   ------------------
                                       PER
  QUARTERLY PERIOD       AMOUNT       SHARE     HIGH         LOW
---------------------  -------------------------------------------
August 1, 1997
 to October 31, 1997   $ 7,557,831    $0.219    10 3/16    9
November 1, 1997
 to January 31, 1998    10,215,150     0.296    10 3/16    9 3/8
February 1, 1998
 to April 30, 1998       7,557,830     0.219    10 3/16    9 7/8
May 1, 1998
 to July 31, 1998        7,557,830     0.219    10 3/16    9 5/8
August 1, 1998
 to October 31, 1998     7,557,830     0.219     9 13/16   7 3/4
November 1, 1998
 to January 31, 1999     7,557,831     0.219     9 5/8     8 11/16
February 1, 1999
 to April 30, 1999       7,557,831     0.219     9 7/16    9 1/16
May 1, 1999
 to July 30, 1999        7,557,830     0.219     9 1/2     9 3/16
July 31, 1999
 to October 29, 1999     7,557,830     0.219     9 9/16    8 9/16
October 30, 1999
 to January 31, 2000     9,666,430     0.280     8 7/8     7 3/4

--------------------------------------------------------------------------------

*    Amount represents less than $0.01 per share.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------------------------------------------
DIVIDEND REINVESTMENT PLAN  (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), stockholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Trust Shares pursuant to the Plan. Each registered Stockholder will receive from the Trust, as soon as practicable, an authorization card to be signed and returned if the Stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-------------------------------------------------
DIVIDEND REINVESTMENT PLAN  (unaudited) (continued)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Trust or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

-------------------------------------
OTHER INFORMATION (unaudited)

Year 2000 Issue. As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the "Year 2000" issue). It is still possible that some computer systems could malfunction in the future because of the year 2000 issue or as a result of actions taken to address the Year 2000 issue. The Investment Adviser does not anticipate that its services or those of the Trust's other service providers will be adversely affected, but the Investment Adviser will continue to monitor the situation. If malfunctions related to the Year 2000 issue do arise, the Trust and its investments could be negatively affected.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------
ADDITIONAL SHAREHOLDER INFORMATION (unaudited)

On November 11, 1999, the Annual Meeting of the Trust's Stockholders was held for the purpose of voting on the following matters:

     1. The election of Heath B. McLendon and Charles F. Barber to serve until the year 2002; and

     2. The ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent accountants for the fiscal year ending July 31, 2000.

The results of the vote on Proposal 1 were as follows:

                      SHARES VOTED   % OF SHARES   SHARES VOTED    % OF SHARES
 NAME OF DIRECTORS        FOR         VOTED FOR      AGAINST      VOTED AGAINST
-------------------------------------------------------------------------------
Heath B. McLendon      31,826,867       98.8%        387,180          1.2%
Charles F. Barber      31,807,030       98.7%        407,017          1.3%

The results of the vote on Proposal 2 were as follows:

             % OF SHARES                    % OF SHARES      VOTES     % OF SHARES
VOTES FOR     VOTED FOR    VOTES AGAINST   VOTED AGAINST   ABSTAINED    ABSTAINED
----------------------------------------------------------------------------------
31,762,943      98.6%         199,677          0.6%         251,427       0.8%

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------
DIRECTORS

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc.

HEATH B. McLENDON
      Managing Director, Salomon Smith
        Barney Inc.
      President and Director, SSB Citi Fund
        Management LLC and Travelers
        Investment Advisors, Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy,
      Tufts University

---------
OFFICERS

HEATH B. McLENDON
      Chairman and President

LEWIS E. DAIDONE
      Senior Vice President and Treasurer

PETER J. WILBY
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

JAMES E. CRAIGE
      Executive Vice President

ROGER M. LAVAN
      Executive Vice President

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary

    --------------------------
    SALOMON BROTHERS
    2008 WORLDWIDE DOLLAR
    GOVERNMENT TERM TRUST INC

          Seven World Trade Center
          New York, New York 10048

    INVESTMENT ADVISER AND ADMINISTRATOR

          Salomon Brothers Asset
            Management Inc
          Seven World Trade Center
          New York, New York 10048

    SUB-ADMINISTRATOR

          Prudential Mutual Fund
            Management, Inc.
          One Seaport Plaza
          New York, New York 10292

    CUSTODIAN

          PNC Bank N.A.
          8800 Tinicom Blvd.
          Philadelphia, PA 19153

    TRANSFER AGENT

          American Stock Transfer & Trust
            Company
          40 Wall Street
          New York, New York 10005

    INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP
          1177 Avenue of the Americas
          New York, New York 10036

    LEGAL COUNSEL

          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York 10017

    NEW YORK STOCK EXCHANGE SYMBOL
          SBG

    ------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock at market prices.
    ------------------------------------------------

    This report is for stockholder information.
   This is not a prospectus intended for use in the purchase or sale of Trust shares.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

              ------------------------------------------------------------------
                                                    SALOMON BROTHERS

                                                    2008 WORLDWIDE DOLLAR
                                                    GOVERNMENT TERM TRUST INC

                                                   SEMI-ANNUAL REPORT
                                                   JANUARY 31, 2000

                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                               ---------------------------------

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005

                                                                 BULK RATE
                                                                U.S. POSTAGE
                                                                    PAID
                                                             STATEN ISLAND, NY
                                                                 PERMIT NO.
                                                                    169
                                                                 SBGSEMI 1/00